UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22400

Oppenheimer Emerging Markets Local Debt Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/31/2018

Item 1. Reports to Stockholders.

Annual Report	5/31/2018

OppenheimerFunds® The Right Way to Invest

Oppenheimer Emerging Markets Local Debt Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Government Bond Index - Emerging Markets Global Diversified
1-Year	0.62%	-4.16%	1.01%
5-Year	-0.98	-1.94	-1.66
Since Inception (6/30/10)	1.86	1.24	1.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 0.62% during the one-year reporting period ended May 31, 2018. The Fund underperformed its benchmark, the JPMorgan Government Bond Index - Emerging Markets Global Diversified (the “Index”), which returned 1.01% during the same period.

MARKET OVERVIEW

While markets continued to rally over the second half of 2017, volatility reemerged in 2018. Calendar year 2018 started off well in January with gains, but reversed course for the remainder of the reporting period. Markets were volatile from February through May 2018, with the Fund and Index producing negative returns in those months and year-to-date in 2018. However, these losses were not enough to offset the gains in 2017, with the Fund and the Index producing muted positive returns this reporting period.

The U.S. dollar (USD) generally weakened for the overall one-year reporting period, despite experiencing a strong uptick in the closing months, supported by the tax cuts and budget deal. Central banks in emerging market (EM) economies responded differently to the late rally in the USD. Some central banks, such as those in Indonesia, India, Philippines and Romania, responded quickly by hiking rates, while others remained on hold as they were either maintaining restrictive policies (Mexico and Russia) or held a transitory view of

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

dollar strength (Brazil, Colombia and South Africa). Beyond portfolio positioning adjustments, we expect solid external balances in EM economies to weather U.S. dollar and rate strength. In our view, meaningful adjustments in trade balances, financial conditions as well as prudent economic policy are acting as tailwinds for EM business cycles.

FUND REVIEW

The Fund’s underperformance versus the Index stemmed largely from its exposure to South Africa, Thailand, and Mexico.

The Fund’s underweight position in the South African rand was a top reason for its underperformance versus the Index. Although the Fund has an underweight to the South African rand versus the Index, South Africa remains one of the largest exposures in our portfolio on an absolute basis, mainly through our exposure to government bonds. As we became more constructive on the political and economic situation, we added government bonds with maturities greater than 10 years in anticipation of President Jacob Zuma stepping down and allowing Cyril Ramaphosa to assume the presidency. Although our government bond position contributed to performance, we were less constructive on the South African rand from a valuation perspective. As the currency strongly appreciated, the Fund’s underweight exposure to the rand detracted from performance.

Our exposure to Thailand produced positive absolute results for the Fund. However, the Fund had an underweight position versus the Index during the reporting period, which detracted from performance. We added to our exposure to government bonds in Thailand late in the reporting period.

The Fund’s overweight position in Mexico relative to the Index detracted from performance this reporting period. We also traded tactically in Mexico in May 2018. Mexico has an upcoming presidential election and a populist result in Mexico with potential unorthodox economic policies will necessitate a renewed view of local asset pricing.

During this reporting period, areas of outperformance versus the Index included Turkey, Egypt and Russia.

Although the Fund’s exposure to Turkey resulted in negative absolute returns, its underweight position in the Turkish new lira resulted in outperformance versus the Index. Late in the reporting period, we successfully reduced our exposure to both government bonds and currency in Turkey, before adding currency exposure again after the Central Bank of the Republic of Turkey (CBRT) hiked the Late Liquidity Window (LLW) rate in an extraordinary meeting by 300 basis points (bps) to 16.50%. In late May 2018, the CBRT announced a simplified monetary policy framework that would go into effect June 1, 2018. We replaced some of the duration risk

4        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

by adding to government bonds in Thailand and Poland, where treasury curves are steep.

The Fund’s investment in Egyptian government bonds contributed positively to performance. Egypt executed at or above expectations on the requested reforms as part of an International Monetary Fund (IMF) program. With unemployment declining and GDP beating expectations, we appreciated the hawkish policies of the Central Bank of Egypt while enjoying rare political stability in the region. Egypt was not a part of the Index, which helped boost the Fund’s relative performance.

We outperformed in Russia relative to the Index as we were underweight the Index in the Russian ruble before the U.S. announced sanctions on April 6, 2018, and continue to be underweight as of the end of the reporting period. Although the Fund had an underweight position, Russia remained a top holding. Geopolitics remain a factor in Russia. However, we believe improved monetary and fiscal policies could spur growth. The inflation rate has decreased substantially since 2016 and at the end of May stood at 2.4%.

STRATEGY & OUTLOOK

The recent sell off in EM currencies and rates has generated a market narrative that the EM business cycle may be over. We believe this view to be taken prematurely, and that the global growth cycle is stable at fairly high levels of growth. Through this period of heightened market volatility, we take the opportunity to remind our investors that our investment process remains consistent. When we believe that economic fundamentals are sound, we run ex-ante volatility close to the benchmark volatility. We continue to think this is a benign economic environment, albeit one with high and plateauing growth. We therefore continue to run risk commensurate with the benchmark volatility. With high real yields and high growth in EM economies, we believe that the current valuation of EM local assets is attractive over the next 2-3 years.

Hemant Baijal Portfolio Manager

Wim Vandenhoeck Portfolio Manager

5        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

South Africa	12.1%
Russia	9.9
Indonesia	8.9
Mexico	7.8
Colombia	7.5
Brazil	6.8
Peru	5.2
Turkey	4.9
Chile	4.5
Malaysia	4.5

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

PORTFOLIO ALLOCATION

Foreign Government Obligations	87.9%
Non-Convertible Corporate Bonds and Notes	5.0
Short-Term Notes	4.3
Investment Companies
Oppenheimer Institutional Government Money Market Fund	2.4
Over-the-Counter Options Purchased	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2018, and are based on the total market value of investments.

6        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	0.62%	-0.98%	1.86%
Class C (OEMCX)	6/30/10	-0.09	-1.71	1.10
Class I (OEMIX)	9/28/12	1.05	-0.59	-0.23
Class R (OEMNX)	6/30/10	0.27	-1.25	1.60
Class Y (OEMYX)	6/30/10	0.96	-0.66	2.17

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/18

	Inception Date	1-Year	5-Year	Since Inception
Class A (OEMAX)	6/30/10	-4.16%	-1.94%	1.24%
Class C (OEMCX)	6/30/10	-1.04	-1.71	1.10
Class I (OEMIX)	9/28/12	1.05	-0.59	-0.23
Class R (OEMNX)	6/30/10	0.27	-1.25	1.60
Class Y (OEMYX)	6/30/10	0.96	-0.66	2.17

STANDARDIZED YIELDS
For the 30 Days Ended 5/31/18
Class A	5.80%
Class C	5.21
Class I	6.39
Class R	5.74
Class Y	6.31

UNSUBSIDIZED STANDARDIZED YIELDS
For the 30 Days Ended 5/31/18
Class A	5.67%
Class C	5.18
Class I	6.29
Class R	5.69
Class Y	6.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended May 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized

7        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended May 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Actual	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During 6 Months Ended May 31, 2018
Class A	$1,000.00	$977.70	$5.69
Class C	1,000.00	975.00	9.90
Class I	1,000.00	980.50	4.21
Class R	1,000.00	976.10	7.42
Class Y	1,000.00	980.10	4.70

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.20	5.81
Class C	1,000.00	1,014.96	10.10
Class I	1,000.00	1,020.69	4.29
Class R	1,000.00	1,017.45	7.57
Class Y	1,000.00	1,020.19	4.80

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	2.00
Class I	0.85
Class R	1.50
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS May 31, 2018

		Principal Amount	Value
Foreign Government Obligations—84.3%
Argentina—0.7%
Argentine Republic:
15.50% Bonds, 10/17/26	ARS	4,000,000	$144,987
16.00% Bonds, 10/17/23	ARS	6,350,660	230,024
18.20% Unsec. Nts., 10/3/21	ARS	3,195,000	116,597
21.20% Bonds, 9/19/18	ARS	16,350,000	628,582
31.947% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	19,280,000	755,516
			1,875,706
Brazil—6.0%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	38,770,000	10,675,576
10.00% Unsec. Nts., 1/1/23	BRL	4,000,000	1,062,223
10.00% Unsec. Nts., 1/1/25	BRL	4,000,000	1,029,570
16.666% Unsec. Nts., 8/15/22[8]	BRL	1,130,000	964,488
18.093% Unsec. Nts., 5/15/45[8]	BRL	1,280,000	1,103,897
			14,835,754
Chile—4.4%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	1,860,000,000	3,017,712
4.50% Bonds, 3/1/21	CLP	4,450,000,000	7,204,757
4.50% Bonds, 3/1/26	CLP	400,000,000	634,484
			10,856,953
Colombia—7.2%
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	23,330,000,000	8,471,720
Series B, 7.50% Bonds, 8/26/26	COP	11,010,000,000	4,071,763
Series B, 10.00% Bonds, 7/24/24	COP	2,221,000,000	920,129
Series B, 11.00% Bonds, 7/24/20	COP	8,400,000,000	3,259,453
Series B, 11.25% Bonds, 10/24/18	COP	3,000,000,000	1,071,978
			17,795,043
Egypt—0.8%
Arab Republic of Egypt:
Series 3YR, 15.00% Bonds, 10/3/20	EGP	19,100,000	1,028,913
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	20,000,000	1,101,247
			2,130,160
Hungary—3.4%
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	110,000,000	467,415
Series 24/B, 3.00% Bonds, 6/26/24	HUF	286,000,000	1,095,267
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,178,000,000	5,165,947
Series 27/A, 3.00% Bonds, 10/27/27	HUF	485,000,000	1,764,359
			8,492,988

11        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
India—4.1%
Republic of India, 7.72% Sr. Unsec. Nts., 5/25/25	INR	510,000,000	$7,441,893
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	60,000,000	840,033
State of Maharastra:
7.99% Sr. Unsec. Nts., 10/28/25	INR	30,000,000	438,496
8.06% Sr. Unsec. Nts., 2/11/25	INR	50,000,000	732,317
State of Tamilnadu, 8.01% Sr. Unsec. Nts., 5/11/26	INR	50,000,000	728,459
			10,181,198
Indonesia—8.5%
Republic of Indonesia:
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	26,300,000,000	1,975,273
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	58,000,000,000	4,211,731
Series FR70, 8.375% Sr. Unsec. Nts., 3/15/24	IDR	12,000,000,000	910,754
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	38,780,000,000	3,133,854
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	46,330,000,000	3,526,014
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	91,780,000,000	7,273,613
			21,031,239
Malaysia—4.3%
Federation of Malaysia:
Series 0115, 3.955% Sr. Unsec. Nts., 9/15/25	MYR	9,000,000	2,221,085
Series 0217, 4.045% Sr. Unsec. Nts., 8/15/24	MYR	5,000,000	1,251,951
Series 0515, 3.759% Sr. Unsec. Nts., 3/15/19	MYR	6,000,000	1,511,216
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	22,785,000	5,796,704
			10,780,956
Mexico—4.3%
United Mexican States:
Series M, 8.00% Bonds, 6/11/20	MXN	18,300,000	924,577
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	58,580,000	2,966,735
Series M, 8.00% Bonds, 11/7/47	MXN	20,000,000	1,009,937
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	16,030,000	844,184
Series M20, 10.00% Bonds, 12/5/24	MXN	64,800,000	3,621,098
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	5,540,000	293,974
Series M30, 10.00% Bonds, 11/20/36	MXN	18,000,000	1,084,748
			10,745,253
Peru—5.0%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	11,505,000	3,698,111
6.95% Sr. Unsec. Nts., 8/12/31[2]	PEN	710,000	239,019
7.84% Sr. Unsec. Nts., 8/12/20[2]	PEN	16,800,000	5,696,163
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	7,525,000	2,771,026
			12,404,319
Poland—4.3%
Republic of Poland:
Series 0123, 2.50% Bonds, 1/25/23	PLN	2,000,000	542,698
Series 0726, 2.50% Bonds, 7/25/26	PLN	14,360,000	3,714,560

12        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

		Principal Amount	Value
Poland (Continued)
Republic of Poland: (Continued)
Series 0727, 2.50% Bonds, 7/25/27	PLN	5,760,000	$1,472,934
Series 0922, 5.75% Bonds, 9/23/22	PLN	15,850,000	4,894,446
			10,624,638
Romania—1.3%
Romania, Series 10YR, 5.95% Bonds, 6/11/21	RON	12,370,000	3,270,651
Russia—9.5%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	208,000,000	3,426,364
Series 6210, 6.80% Bonds, 12/11/19	RUB	82,600,000	1,324,855
Series 6211, 7.00% Bonds, 1/25/23	RUB	1,145,800,000	18,513,753
Series 6212, 7.05% Bonds, 1/19/28	RUB	17,000,000	269,157
			23,534,129
South Africa—11.2%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	22,400,000	1,741,682
Series 2030, 8.00% Bonds, 1/31/30	ZAR	41,500,000	3,029,461
Series 2037, 8.50% Bonds, 1/31/37	ZAR	160,700,000	11,676,389
Series 2048, 8.75% Bonds, 2/28/48	ZAR	15,000,000	1,094,991
Series R186, 10.50% Bonds, 12/21/26	ZAR	42,200,000	3,690,819
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	66,250,000	5,082,723
Series R214, 6.50% Bonds, 2/28/41	ZAR	27,000,000	1,537,454
			27,853,519
Thailand—4.1%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	194,500,000	6,058,635
2.125% Sr. Unsec. Nts., 12/17/26[3]	THB	133,400,000	4,023,109
			10,081,744
Turkey—4.4%
Republic of Turkey:
10.70% Bonds, 2/17/21	TRY	23,030,000	4,506,859
11.00% Bonds, 2/24/27	TRY	26,450,000	4,977,504
12.20% Bonds, 1/18/23	TRY	7,790,000	1,582,106
			11,066,469
Uruguay—0.8%
Oriental Republic of Uruguay:
9.126% Unsec. Nts., 6/29/18[4]	UYU	17,000,000	541,058
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	41,825,000	1,366,787
			1,907,845
Total Foreign Government Obligations (Cost $221,080,142)			209,468,564

13        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

		Principal Amount	Value
Corporate Bonds and Notes—4.8%
America Movil SAB de CV:
6.45% Sr. Unsec. Nts., 12/5/22	MXN	16,000,000	$734,007
7.125% Sr. Unsec. Nts., 12/9/24	MXN	24,000,000	1,111,119
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[2]		$186,000	177,630
7.625% Sr. Unsec. Nts., 2/13/23[2]		1,070,000	981,725
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]		600,000	457,500
Empresas Publicas de Medellin ESP, 8.375% Sr. Unsec. Nts., 2/1/21[2]	COP	214,000,000	77,860
Eskom Holdings SOC Ltd., 10.00% Sr. Unsec. Nts., 1/25/23	ZAR	11,000,000	893,928
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[2]		560,000	576,526
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		460,000	470,235
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[2]	IDR	4,400,000,000	314,117
Petroleos Mexicanos:
7.19% Sr. Unsec. Nts., 9/12/24[2]	MXN	98,000,000	4,388,571
7.19% Sr. Unsec. Nts., 9/12/24	MXN	16,000,000	716,501
7.65% Sr. Unsec. Nts., 11/24/21	MXN	16,000,000	773,834
Red de Carreteras de Occidente SAPIB de CV, 9.00% Sr. Sec. Nts., 6/10/28[2]	MXN	2,300,000	112,160
YPF SA, 16.50% Sr. Unsec. Nts., 5/9/22[2]	ARS	7,670,200	241,874
Total Corporate Bonds and Notes (Cost $14,276,540)			12,027,587
Short-Term Notes—4.1%
Arab Republic of Egypt Treasury Bills:
16.166%, 10/9/18[4]	EGP	8,100,000	426,480
18.465%, 12/18/18[4]	EGP	21,000,000	1,071,196
18.973%, 7/24/18[4]	EGP	20,000,000	1,096,626
Argentine Republic Treasury Bills, 34.06%, 6/21/18[4]	ARS	54,670,000	2,150,245
Federal Republic of Nigeria Treasury Bills:
15.388%, 10/18/18[4]	NGN	765,000,000	2,024,827
20.136%, 8/2/18[5]	NGN	740,000,000	2,014,330
Oriental Republic of Uruguay Treasury Bills, 9.216%, 6/8/18[4]	UYU	20,700,000	664,203
United States Treasury Bills, 1.629%, 6/14/18[4,6]		750,000	749,576
Total Short-Term Notes (Cost $10,553,210)			10,197,483

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)

Over-the-Counter Options Purchased—0.4%
						BRL
BRL Currency
Call[7]	JPM	BRL	3.300	11/30/18	BRL 1,000	560	96,430
						BRL
BRL Currency
Call[7]	GSCO-OT	BRL	3.300	8/16/18	BRL 5,500	280	10,886
						BRL
BRL Currency
Call[7]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	17,900	23,879

14        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						TRY
TRY Currency
Call[7]	GSCO-OT	TRY	4.400	11/23/18	TRY 11,372	318	$211,535
						TRY
TRY Currency
Call[7]	CITNA-B	TRY	4.700	11/28/18	TRY 94,000	52,700	345,765
						ZAR
ZAR Currency					ZAR
Call[7]	JPM	ZAR	12.557	5/27/19	125,565	70,420	166,332

Total Over-the-Counter Options Purchased (Cost $762,684)							854,827

	Shares
Investment Company—2.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.71%[9,10] (Cost $5,748,638)	5,748,638	5,748,638
Total Investments, at Value (Cost $252,421,214)	95.9%	238,297,099
Net Other Assets (Liabilities)	4.1	10,060,654

Net Assets	100.0%	$248,357,753

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $21,569,304 or 8.68% of the Fund’s net assets at period end.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Current yield as of period end.

6. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $658,628. See Note 6 of the accompanying Notes.

7. Non-income producing security.

8. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

9. Rate shown is the 7-day yield at period end.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2017	Gross Additions	Gross Reductions	Shares May 31, 2018
Oppenheimer Institutional
Government Money Market Fund, Cl. E	5,851,978	174,969,165	175,072,505	5,748,638

15        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional
Government Money Market Fund, Cl. E	$5,748,638	$59,640	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
South Africa	$28,913,779	12.1%
Russia	23,534,128	9.9
Indonesia	21,345,356	8.9
Mexico	18,581,445	7.8
Colombia	17,872,903	7.5
Brazil	16,126,304	6.8
Peru	12,404,319	5.2
Turkey	11,623,769	4.9
Chile	10,856,953	4.5
Malaysia	10,780,956	4.5
Poland	10,624,638	4.5
India	10,181,198	4.3
Thailand	10,081,744	4.2
Hungary	8,492,988	3.6
United States	6,498,214	2.7
Egypt	4,724,462	2.0
Nigeria	4,615,683	1.9
Argentina	4,267,826	1.8
Romania	3,270,651	1.4
Uruguay	2,572,048	1.1
Mauritius	470,235	0.2
Jamaica	457,500	0.2

Total	$238,297,099	100.0%

Forward Currency Exchange Contracts as of May 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	COP	814,000	USD	289	$—	$7,394
BAC	06/2018	HUF	1,156,260	USD	4,620	—	389,262
BAC	06/2018	ILS	8,870	USD	2,594	—	102,567
BAC	06/2018	MYR	995	USD	249	—	238
BAC	06/2018	PHP	34,400	USD	656	—	2,950
BAC	06/2018	PLN	800	USD	235	—	18,766
BAC	06/2018	THB	433,748	USD	13,895	—	329,224
BAC	06/2018	TRY	2,080	USD	501	—	44,835
BAC	06/2018	USD	2,172	COP	6,188,000	32,891	—
BAC	06/2018	USD	2,515	ILS	8,990	—	9,970
BAC	06/2018	USD	272	MXN	5,200	11,605	—

16        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	USD	5,054	MYR	19,860	$79,882	$—
BAC	06/2018	USD	4,543	ZAR	54,210	293,751	—
BAC	06/2018	ZAR	13,890	USD	1,168	—	79,183
BOA	06/2018	BRL	4,570	USD	1,286	—	58,731
BOA	06/2018	COP	5,384,000	USD	1,870	—	8,884
BOA	06/2018	HUF	677,000	USD	2,702	—	224,270
BOA	06/2018	IDR	38,017,000	USD	2,735	3,654	11,806
BOA	06/2018	ILS	8,990	USD	2,585	—	60,342
BOA	06/2018	PHP	136,000	USD	2,622	—	39,975
BOA	06/2018	PLN	33,323	USD	9,814	—	792,761
BOA	06/2018	THB	24,600	USD	781	440	12,168
BOA	06/2018	TRY	2,110	USD	493	—	29,871
BOA	06/2018	USD	1,227	BRL	4,570	3,480	3,704
BOA	08/2018	USD	4,807	EUR	3,925	186,760	—
BOA	06/2018	USD	4,621	HUF	1,212,000	185,920	—
BOA	06/2018	USD	734	IDR	10,369,000	—	10,079
BOA	06/2018	USD	10,813	INR	711,000	291,886	—
BOA	06/2018	USD	3,009	MXN	55,750	221,427	—
BOA	06/2018	USD	224	THB	7,100	1,751	—
BOA	06/2018	USD	5,408	TRY	24,020	136,625	—
BOA	06/2018	USD	1,740	ZAR	21,050	89,769	—
BOA	06/2018	ZAR	4,940	USD	391	—	3,998
CITNA-B	06/2018	USD	2,109	RUB	128,700	49,470	—
CITNA-B	06/2018	BRL	37,493	USD	10,782	—	714,103
CITNA-B	06/2018	COP	12,772,000	USD	4,529	182	113,889
CITNA-B	06/2018	CZK	6,000	USD	293	—	21,199
CITNA-B	08/2018	GHS	11,710	USD	2,502	—	95,645
CITNA-B	06/2018	HUF	294,800	USD	1,122	—	43,682
CITNA-B	06/2018	MXN	79,250	USD	4,262	—	299,894
CITNA-B	06/2018	PEN	1,110	USD	339	47	154
CITNA-B	06/2018	PLN	8,930	USD	2,604	—	186,161
CITNA-B	06/2018	RON	6,135	USD	1,632	—	94,136
CITNA-B	06/2018	RUB	314,100	USD	5,150	2,099	125,686
CITNA-B	06/2018	THB	18,800	USD	600	—	11,952
CITNA-B	06/2018	TRY	19,430	USD	4,534	7,698	277,518
CITNA-B	06/2018 - 04/2019	USD	11,047	BRL	41,133	64,312	34,888
CITNA-B	06/2018	USD	6,586	CLP	3,964,100	293,676	—
CITNA-B	06/2018	USD	3,687	COP	10,608,000	18,930	—
CITNA-B	06/2018	USD	1,198	HUF	314,000	49,501	—
CITNA-B	06/2018	USD	1,134	IDR	16,045,000	—	16,434
CITNA-B	06/2018	USD	2,598	ILS	8,870	107,208	—
CITNA-B	06/2018	USD	4,789	MXN	93,800	99,247	—
CITNA-B	06/2018	USD	10,093	PEN	32,955	30,428	134
CITNA-B	06/2018	USD	561	PLN	2,040	8,962	—
CITNA-B	06/2018	USD	3,257	RUB	190,200	213,783	—
CITNA-B	06/2018	USD	338	THB	10,800	—	19
CITNA-B	06/2018	USD	6,794	TRY	29,350	380,067	27,253
CITNA-B	06/2018	ZAR	4,340	USD	345	—	4,597

17        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
DEU	06/2018	PEN	9,580	USD	2,964	$—	$38,569
DEU	06/2018	USD	670	PEN	2,200	—	1,938
GSCO-OT	06/2018	BRL	3,500	USD	946	—	6,500
GSCO-OT	06/2018	CLP	1,597,000	USD	2,615	—	80,609
GSCO-OT	06/2018	COP	7,277,000	USD	2,660	—	144,259
GSCO-OT	06/2018	EUR	4,285	USD	5,111	—	95,206
GSCO-OT	06/2018	HUF	137,000	USD	542	—	40,346
GSCO-OT	06/2018	IDR	7,513,000	USD	527	11,585	—
GSCO-OT	06/2018	INR	6,700	USD	98	712	—
GSCO-OT	06/2018	MXN	62,800	USD	3,334	—	194,339
GSCO-OT	06/2018	MYR	22,935	USD	5,860	—	116,101
GSCO-OT	06/2018	PLN	5,290	USD	1,500	13	67,459
GSCO-OT	06/2018	RON	960	USD	246	—	4,837
GSCO-OT	06/2018	TRY	1,640	USD	393	—	32,728
GSCO-OT	06/2018	USD	937	BRL	3,500	—	3,257
GSCO-OT	06/2018	USD	3,778	CLP	2,287,400	147,728	—
GSCO-OT	06/2018	USD	483	COP	1,358,000	13,608	—
GSCO-OT	06/2018	USD	148	IDR	2,048,000	961	—
GSCO-OT	06/2018	USD	5,413	MXN	106,700	90,176	11,647
GSCO-OT	06/2018	USD	2,330	MYR	9,160	35,523	—
GSCO-OT	06/2018	USD	149	PHP	7,800	837	—
GSCO-OT	06/2018	USD	2,436	PLN	8,750	67,139	84
GSCO-OT	06/2018	USD	467	RON	1,800	15,606	—
GSCO-OT	06/2018	USD	1,673	ZAR	21,090	20,071	—
GSCO-OT	06/2018	ZAR	30,730	USD	2,550	—	140,991
HSBC	06/2018	HUF	73,000	USD	290	—	22,970
HSBC	06/2018	MXN	21,800	USD	1,178	—	88,503
HSBC	06/2018	PLN	4,300	USD	1,265	—	101,207
HSBC	06/2018	USD	170	CZK	3,500	11,497	—
HSBC	06/2018	USD	625	HUF	158,000	46,574	—
HSBC	06/2018	USD	6,421	MXN	117,400	551,856	—
HSBC	06/2018	USD	959	PLN	3,280	71,160	—
HSBC	06/2018	USD	819	THB	25,500	21,361	—
HSBC	06/2018	USD	766	ZAR	9,160	47,943	—
JPM	06/2018 - 07/2018	BRL	85,806	USD	23,029	41,849	60,451
JPM	06/2018	CLP	59,000	USD	95	—	1,802
JPM	06/2018	COP	1,118,000	USD	389	—	2,866
JPM	06/2018	CZK	99,510	USD	4,862	—	352,502
JPM	06/2018	HUF	183,100	USD	702	—	32,192
JPM	06/2018	IDR	46,211,000	USD	3,328	6,784	20,883
JPM	06/2018	INR	181,100	USD	2,696	55	16,570
JPM	06/2018	MXN	125,880	USD	6,727	—	433,824
JPM	08/2018	NGN	365,000	USD	984	70,553	—
JPM	06/2018	PLN	13,340	USD	3,748	—	136,271
JPM	06/2018	RUB	125,900	USD	2,057	—	42,773
JPM	06/2018	TRY	13,700	USD	3,275	—	268,921
JPM	10/2018	UAH	36,000	USD	1,224	60,184	—
JPM	06/2018 - 12/2018	USD	14,069	BRL	52,173	90,383	—

18        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	06/2018	USD	57	CLP	36,000	$55	$—
JPM	06/2018	USD	2,542	COP	7,271,000	28,388	—
JPM	06/2018	USD	1,089	CZK	22,700	59,981	—
JPM	08/2018	USD	5,742	EUR	4,625	298,251	—
JPM	06/2018	USD	1,479	IDR	20,575,000	10,392	6,601
JPM	06/2018	USD	2,709	INR	181,900	17,673	—
JPM	08/2018	USD	954	NGN	365,000	—	100,132
JPM	06/2018	USD	189	PLN	640	15,435	—
JPM	06/2018	USD	8,965	RUB	520,700	637,132	4,316
JPM	06/2018	USD	1,188	THB	38,000	—	964
JPM	06/2018	USD	3,599	ZAR	45,300	47,969	—
JPM	06/2018	ZAR	26,470	USD	2,107	—	32,376
TDB	08/2018	EUR	1,215	USD	1,516	—	86,197

Total Unrealized Appreciation and Depreciation						$5,404,885	$7,099,513

Over-the-Counter Options Written at May 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		MXN		MXN
MXN Currency Put	JPM	20.200	8/2/18	(138,370)	MXN 2,020,000	$79,234	$(171,440)
		TRY		TRY
TRY Currency Call	CITNA-B	4.400	11/28/18	(74,000)	TRY 132,000	119,554	(179,894)
		TRY		TRY
TRY Currency Put	GSCO-OT	4.400	7/24/18	(280)	TRY 10,020	87,052	(174,944)
		ZAR		ZAR
ZAR Currency Call	JPM	11.413	5/27/19	(64,010)	ZAR 114,130	55,524	(34,694)
		ZAR		ZAR
ZAR Currency Put	JPM	14.730	5/27/19	(82,610)	ZAR 147,300	150,863	(169,185)

Total Over-the-Counter Options Written						$492,227	$(730,157)

Centrally Cleared Interest Rate Swaps at May 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month USD
BAC	Receive	BBA LIBOR	2.102%	10/26/22	USD 6,300	$—	$185,506	$185,506
		MXN TIIE
CITNA-B	Pay	BANXICO	7.920	9/13/18	MXN 366,650	—	(4,774)	(4,774)
		Three-Month ZAR
CITNA-B	Pay	JIBAR SAFEX	8.590	1/23/28	ZAR 69,740	—	(7,359)	(7,359)
		MXN TIIE
DEU	Pay	BANXICO	7.600	1/27/23	MXN 90,000	—	(69,181)	(69,181)
DEU	Receive	BZDI	7.980	1/4/21	BRL 19,200	—	82,855	82,855

19        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		MXN TIIE
DEU	Pay	BANXICO	6.915%	8/10/22	MXN 42,000	$—	$(82,113)	$(82,113)
		Six-Month PLN
GSCOI	Pay	WIBOR WIBO	2.580	2/6/23	PLN 30,275	—	109,851	109,851
GSCOI	Pay	BZDI	9.825	7/1/20	BRL 285,000	—	(73,250)	(73,250)
		Three-Month ZAR
GSCOI	Pay	JIBAR SAFEX	7.600	2/21/28	ZAR 22,750	—	(45,128)	(45,128)
		MXN TIIE
JPM	Pay	BANXICO	7.895	2/21/20	MXN 278,500	—	(60,780)	(60,780)
		MXN TIIE
JPM	Receive	BANXICO	8.040	2/11/28	MXN 73,500	—	22,471	22,471
JPM	Pay	BZDI	9.480	7/1/20	BRL 240,800	—	(146,177)	(146,177)
JPM	Pay	BZDI	8.840	1/4/21	BRL 45,675	—	108,856	108,856
JPM	Receive	BZDI	9.395	1/2/23	BRL 16,885	—	97,673	97,673
JPM	Pay	BZDI	10.500	7/1/20	BRL 114,140	—	48,295	48,295
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	1/9/28	ZAR 29,065	—	(2,229)	(2,229)
JPM	Receive	BZDI	7.535	1/2/19	BRL 49,135	—	(94,996)	(94,996)
		MXN TIIE
SIB	Pay	BANXICO	7.250	11/4/22	MXN 45,000	—	(63,137)	(63,137)
		MXN TIIE
UBS	Pay	BANXICO	6.860	7/21/22	MXN 50,000	—	(101,137)	(101,137)

Total Centrally Cleared Interest Rate Swaps						$—	$(94,754)	$(94,754)

Over-the-Counter Interest Rate Swaps at May 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
					INR
BOA	Pay	NSERO	6.700%	3/8/20	1,191,380	$—	$(56,175)	$(56,175)
		Three-Month
		MYR KLIBOR
BOA	Pay	BNM	4.010	11/10/22	MYR 5,000	—	2,580	2,580
		Six-Month INR
		FBIL MIBOR OIS
BOA	Pay	Compound	6.350	6/5/22	INR 337,500	—	(97,175)	(97,175)
		Six-Month INR
		FBIL MIBOR OIS
BOA	Receive	Compound	6.705	3/8/23	INR 272,375	—	60,710	60,710
		Six-Month CLP			CLP
CITNA-B	Pay	TNA	3.130	5/29/20	8,300,000	—	(8,546)	(8,546)
		Three-Month
		COP IBR OIS			COP
CITNA-B	Pay	Compound	6.660	6/9/18	8,000,000	—	17,476	17,476
		Three-Month
		COP IBR OIS			COP
GSCOI	Pay	Compound	5.175	4/20/20	12,067,500	—	45,123	45,123
		Three-Month
		MYR KLIBOR
JPM	Pay	BNM	3.360	8/30/21	MYR 17,500	—	(68,761)	(68,761)

20        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Over-the-Counter Interest Rate Swaps (Continued)

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	7.300%	6/1/26	1,037,500	$—	$36,022	$36,022
JPM	Pay	BZDI	10.130	7/1/19	BRL 50,370	—	127,737	127,737
		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	5.700	3/8/19	15,685,000	—	83,593	83,593
		Three-Month
		COP IBR OIS			COP
SIB	Pay	Compound	5.900	2/14/19	8,000,000	—	37,220	37,220

Total Over-the-Counter Interest Rate Swaps						$—	$179,804	$179,804

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
GHS	Ghanaian Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thailand Baht

21        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF INVESTMENTS Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand
Definitions
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
FBIL	Financial Benchmarks India Private Ltd.
IBR	Indicador Bancario de Referencia
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OIS	Overnight Index Swap
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Financial Statements.

22        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2018

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $246,672,576)	$232,548,461
Affiliated companies (cost $5,748,638)	5,748,638

238,297,099

Cash	742,946

Cash—foreign currencies (cost $1,311,034)	1,306,375

Cash used for collateral on OTC derivatives	980,000

Cash used for collateral on centrally cleared swaps	1,439,131

Unrealized appreciation on forward currency exchange contracts	5,404,885

Swaps, at value	410,461

Centrally cleared swaps, at value	655,507

Receivables and other assets:
Interest and dividends	5,590,937
Investments sold	3,950,645
Shares of beneficial interest sold	1,703,884
Other	58,263

Total assets	260,540,133

Liabilities
Unrealized depreciation on forward currency exchange contracts	7,099,513

Options written, at value (premiums received $492,227)	730,157

Swaps, at value	230,657

Centrally cleared swaps, at value	750,261

Payables and other liabilities:
Investments purchased (including $1,513,515 purchased on a when-issued or delayed delivery basis)	2,672,876
Shares of beneficial interest redeemed	519,820
Dividends	18,520
Distribution and service plan fees	17,069
Trustees’ compensation	13,664
Shareholder communications	9,535
Other	120,308

Total liabilities	12,182,380

Net Assets	$248,357,753

Composition of Net Assets
Par value of shares of beneficial interest	$35,354

Additional paid-in capital	270,637,688

Accumulated net investment income	167,471

Accumulated net realized loss on investments and foreign currency transactions	(6,262,296)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(16,220,464)

Net Assets	$248,357,753

23        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $55,014,904 and 7,834,821 shares of beneficial interest outstanding)	$7.02
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.37
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $19,931,539 and 2,837,414 shares of beneficial interest outstanding)	$7.02
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $7,601,101 and 1,083,512 shares of beneficial interest outstanding)	$7.02
Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,935,226 and 418,104 shares of beneficial interest outstanding)	$7.02
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $162,874,983 and 23,179,678 shares of beneficial interest outstanding)	$7.03

See accompanying Notes to Financial Statements.

24        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS For the Year Ended May 31, 2018

Investment Income
Interest (net of foreign withholding taxes of $337,870)	$14,017,947
Dividends — affiliated companies	59,640
Total investment income	14,077,587
Expenses
Management fees	1,456,349
Distribution and service plan fees:
Class A	127,615
Class C	182,501
Class R	11,966
Transfer and shareholder servicing agent fees:
Class A	104,765
Class C	35,994
Class I	4,114
Class R	4,743
Class Y	233,564
Shareholder communications:
Class A	8,250
Class C	3,244
Class I	1,296
Class R	594
Class Y	13,784
Custodian fees and expenses	121,790
Legal, auditing and other professional fees	101,137
Trustees’ compensation	12,886
Borrowing fees	5,988
Other	46,089
Total expenses	2,476,669
Less reduction to custodian expenses	(510)
Less waivers and reimbursements of expenses	(197,468)
Net expenses	2,278,691
Net Investment Income	11,798,896

25        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENT OF

OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (net of foreign capital gains tax of $35,384)	$(76,335)
Option contracts written	415,344
Foreign currency transactions	(103,070)
Forward currency exchange contracts	1,585,369
Swap contracts	374,982
Swaption contracts written	111,983
Net realized gain	2,308,273
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(13,721,191)
Translation of assets and liabilities denominated in foreign currencies	(268,112)
Forward currency exchange contracts	(2,571,601)
Option contracts written	(237,930)
Swap contracts	(99,513)
Swaption contracts written	(15,937)
Net change in unrealized appreciation/depreciation	(16,914,284)
Net Decrease in Net Assets Resulting from Operations	$(2,807,115)

See accompanying Notes to Financial Statements.

26        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended May 31, 2018	Year Ended May 31, 2017
Operations
Net investment income	$11,798,896	$5,047,744
Net realized gain (loss)	2,308,273	(3,620,031)
Net change in unrealized appreciation/depreciation	(16,914,284)	7,941,763
Net increase (decrease) in net assets resulting from operations	(2,807,115)	9,369,476
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,796,757)	—
Class C	(819,443)	—
Class I	(759,729)	—
Class R	(120,003)	—
Class Y	(6,552,072)	—
	(11,048,004)	—
Tax return of capital distribution:
Class A	(179,358)	(4,714,282)
Class C	(52,552)	(846,107)
Class I	(48,722)	(447,665)
Class R	(7,696)	(135,136)
Class Y	(420,189)	(1,326,395)
	(708,517)	(7,469,585)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	13,691,683	(3,092,314)
Class C	7,444,313	5,212,511
Class I	(353,830)	5,665,588
Class R	1,109,583	411,040
Class Y	122,059,010	45,863,984
	143,950,759	54,060,809
Net Assets
Total increase	129,387,123	55,960,700
Beginning of period	118,970,630	63,009,930
End of period (including accumulated net investment income (loss) of $167,471 and $(2,129,641), respectively)	$248,357,753	$118,970,630

See accompanying Notes to Financial Statements.

27    OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35
Income (loss) from investment operations:
Net investment income[2]	0.42	0.44	0.53	0.39	0.48
Net realized and unrealized gain (loss)	(0.36)	0.45	(0.65)	(1.43)	(0.93)

Total from investment operations	0.06	0.89	(0.12)	(1.04)	(0.45)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	0.00	0.00	(0.42)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	(0.02)	(0.68)	(0.51)	(0.01)	(0.35)

Total dividends and/or distributions to shareholders	(0.42)	(0.68)	(0.51)	(0.43)	(0.63)
Net asset value, end of period	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset Value[3]	0.62%	13.03%	(1.29)%	(11.49)%	(4.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,015	$44,710	$47,515	$32,520	$45,660
Average net assets (in thousands)	$53,092	$50,009	$31,493	$38,815	$50,865
Ratios to average net assets:[4]
Net investment income	5.60%	6.03%	7.37%	4.51%	5.08%
Expenses excluding specific expenses listed below	1.29%	1.44%	1.51%	1.46%	1.41%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.29%	1.44%	1.51%	1.46%	1.41%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.24%	1.25%	1.25%	1.25%
Portfolio turnover rate	48%	87%	108%	107%	251%

28        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.29%
Year Ended May 31, 2017	1.44%
Year Ended May 31, 2016	1.51%
Year Ended May 29, 2015	1.47%
Year Ended May 30, 2014	1.41%

See accompanying Notes to Financial Statements.

29        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35

Income (loss) from investment operations:
Net investment income[2]	0.36	0.38	0.46	0.32	0.41
Net realized and unrealized gain (loss)	(0.36)	0.46	(0.63)	(1.42)	(0.94)

Total from investment operations	0.00	0.84	(0.17)	(1.10)	(0.53)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.34)	0.00	0.00	(0.36)	(0.11)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	(0.02)	(0.63)	(0.46)	(0.01)	(0.29)

Total dividends and/or distributions to shareholders	(0.36)	(0.63)	(0.46)	(0.37)	(0.55)

Net asset value, end of period	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset Value[3]	(0.09)%	12.18%	(2.03)%	(12.15)%	(4.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,932	$13,633	$8,183	$10,267	$15,128

Average net assets (in thousands)	$18,345	$10,161	$8,468	$12,919	$18,262

Ratios to average net assets:[4]
Net investment income	4.75%	5.27%	6.38%	3.74%	4.32%
Expenses excluding specific expenses listed below	2.05%	2.24%	2.38%	2.31%	2.29%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	2.05%	2.24%	2.38%	2.31%	2.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	2.00%	2.00%

Portfolio turnover rate	48%	87%	108%	107%	251%

30        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	2.05%
Year Ended May 31, 2017	2.24%
Year Ended May 31, 2016	2.38%
Year Ended May 29, 2015	2.32%
Year Ended May 30, 2014	2.29%

See accompanying Notes to Financial Statements.

31        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.37	$7.16	$7.79	$9.26	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.44	0.46	0.54	0.32	0.52
Net realized and unrealized gain (loss)	(0.35)	0.46	(0.63)	(1.32)	(0.94)
Total from investment operations	0.09	0.92	(0.09)	(1.00)	(0.42)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	0.00	0.00	(0.46)	(0.14)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	(0.03)	(0.71)	(0.54)	(0.01)	(0.37)
Total dividends and/or distributions to shareholders	(0.44)	(0.71)	(0.54)	(0.47)	(0.66)
Net asset value, end of period	$7.02	$7.37	$7.16	$7.79	$9.26

Total Return, at Net Asset Value[3]	1.05%	13.47%	(0.91)%	(11.15)%	(3.83)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,601	$8,089	$2,325	$2,339	$34
Average net assets (in thousands)	$13,701	$5,000	$2,226	$1,212	$19
Ratios to average net assets:[4]
Net investment income	5.90%	6.42%	7.57%	4.02%	5.63%
Expenses excluding specific expenses listed below	0.87%	1.03%	1.11%	1.08%	1.02%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	0.87%	1.03%	1.11%	1.08%	1.02%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.85%	0.84%	0.85%
Portfolio turnover rate	48%	87%	108%	107%	251%

32        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	0.87%
Year Ended May 31, 2017	1.03%
Year Ended May 31, 2016	1.11%
Year Ended May 29, 2015	1.09%
Year Ended May 30, 2014	1.02%

See accompanying Notes to Financial Statements.

33        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.80	$9.27	$10.35
Income (loss) from investment operations:
Net investment income[2]	0.39	0.42	0.51	0.36	0.46
Net realized and unrealized gain (loss)	(0.36)	0.45	(0.65)	(1.42)	(0.94)
Total from investment operations	0.03	0.87	(0.14)	(1.06)	(0.48)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.37)	0.00	0.00	(0.40)	(0.12)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	(0.02)	(0.66)	(0.49)	(0.01)	(0.33)
Total dividends and/or distributions to shareholders	(0.39)	(0.66)	(0.49)	(0.41)	(0.60)
Net asset value, end of period	$7.02	$7.38	$7.17	$7.80	$9.27

Total Return, at Net Asset Value[3]	0.27%	12.74%	(1.54)%	(11.71)%	(4.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,935	$2,023	$1,550	$1,377	$1,957
Average net assets (in thousands)	$2,436	$1,539	$1,214	$1,658	$2,189
Ratios to average net assets:[4]
Net investment income	5.25%	5.77%	7.01%	4.22%	4.82%
Expenses excluding specific expenses listed below	1.55%	1.73%	1.87%	1.80%	1.79%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.55%	1.73%	1.87%	1.80%	1.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.50%	1.50%
Portfolio turnover rate	48%	87%	108%	107%	251%

34        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.55%
Year Ended May 31, 2017	1.73%
Year Ended May 31, 2016	1.87%
Year Ended May 29, 2015	1.81%
Year Ended May 30, 2014	1.79%

See accompanying Notes to Financial Statements.

35        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended May 31, 2018	Year Ended May 31, 2017	Year Ended May 31, 2016	Year Ended May 29, 2015[1]	Year Ended May 30, 2014[1]
Per Share Operating Data
Net asset value, beginning of period	$7.38	$7.17	$7.79	$9.26	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.44	0.46	0.54	0.43	0.51
Net realized and unrealized gain (loss)	(0.35)	0.45	(0.63)	(1.44)	(0.94)
Total from investment operations	0.09	0.91	(0.09)	(1.01)	(0.43)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.41)	0.00	0.00	(0.45)	(0.13)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.15)
Tax return of capital distribution	(0.03)	(0.70)	(0.53)	(0.01)	(0.37)
Total dividends and/or distributions to shareholders	(0.44)	(0.70)	(0.53)	(0.46)	(0.65)
Net asset value, end of period	$7.03	$7.38	$7.17	$7.79	$9.26

Total Return, at Net Asset Value[3]	0.96%	13.35%	(0.87)%	(11.24)%	(3.91)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$162,875	$50,516	$3,437	$4,185	$10,558
Average net assets (in thousands)	$121,012	$17,194	$3,265	$7,931	$10,338
Ratios to average net assets:[4]
Net investment income	5.80%	6.33%	7.48%	4.93%	5.43%
Expenses excluding specific expenses listed below	1.04%	1.22%	1.35%	1.27%	1.22%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%
Total expenses[6]	1.04%	1.22%	1.35%	1.27%	1.22%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	48%	87%	108%	107%	251%

36        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

1. Represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended May 31, 2018	1.04%
Year Ended May 31, 2017	1.22%
Year Ended May 31, 2016	1.35%
Year Ended May 29, 2015	1.28%
Year Ended May 30, 2014	1.22%

See accompanying Notes to Financial Statements.

37        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2018

1. Organization

Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

38        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

39        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended May 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$6,996,699	$15,305,196

1. At period end, the Fund had $6,167,979 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring
2019	$6,167,979

Of these losses $6,167,979 are C Corporation capital loss carryforwards, which expire 5/31/19.

2. The Fund had $828,720 of post-October foreign currency losses which were deferred.

3. During the reporting period, the Fund utilized $783,091 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $650,179 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement

40        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

2. Significant Accounting Policies (Continued)

and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments
$708,517	$2,254,737	$1,546,220

The tax character of distributions paid during the reporting periods:

	Year Ended May 31, 2018	Year Ended May 31, 2017
Distributions paid from:
Ordinary income	$11,048,004	$—
Return of capital	708,517	7,469,785
Total	$11,756,521	$7,469,785

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$252,565,633
Federal tax cost of other investments	(240,880)
Total federal tax cost	$252,324,753

Gross unrealized appreciation	$5,545,871
Gross unrealized depreciation	(20,851,067)
Net unrealized depreciation	$(15,305,196)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

41        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Securities for which market quotations are not readily available, or when a significant event

42        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

3. Securities Valuation (Continued)

has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

43        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Foreign Government Obligations	$—	$209,468,564	$—	$209,468,564
Corporate Bonds and Notes	—	12,027,587	—	12,027,587
Short-Term Notes	—	10,197,483	—	10,197,483
Over-the-Counter Options Purchased	—	854,827	—	854,827
Investment Company	5,748,638	—	—	5,748,638

Total Investments, at Value	5,748,638	232,548,461	—	238,297,099
Other Financial Instruments:
Swaps, at value	—	410,461	—	410,461
Centrally cleared swaps, at value	—	655,507	—	655,507
Forward currency exchange contracts	—	5,404,885	—	5,404,885

Total Assets	$5,748,638	$239,019,314	$—	$244,767,952

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(230,657)	$—	$(230,657)
Centrally cleared swaps, at value	—	(750,261)	—	(750,261)
Options written, at value	—	(730,157)	—	(730,157)
Forward currency exchange contracts	—	(7,099,513)	—	(7,099,513)

Total Liabilities	$—	$(8,810,588)	$—	$(8,810,588)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could

44        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

4. Investments and Risks (Continued)

adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do

45        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,513,515

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

46        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

5. Market Risk Factors (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

47        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $89,109,623 and $70,085,134, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying

48        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $104,271 and $46,973 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $47,920 and $103,692 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on

49        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $45,036,884 and $164,371,022 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption

50        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

At period end, the Fund had no purchased swaption contracts outstanding.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $10,764 and $22,472 on purchased and written swaptions, respectively.

At period end, the Fund had no written swaption contracts outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

51        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

At period end, the Fund has required certain counterparties to post collateral of $560,000.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

52        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Banco Santander SA	$37,220	$–	$–	$–	$37,220
Bank of America NA	1,185,002	(1,185,002)	–	–	–
Barclays Bank plc	418,129	(418,129)	–	–	–
Citibank NA	1,712,730	(1,712,730)	–	–	–
Goldman Sachs Bank USA	626,380	(626,380)	–	–	–
Goldman Sachs International	45,123	–	–	–	45,123
HSBC Bank USA NA	750,391	(212,680)	–	(537,711)	–
JPMorgan Chase Bank NA	1,895,198	(1,895,198)	–	–	–

	$6,670,173	$(6,050,119)	$–	$(537,711)	$82,343

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(1,409,939)	$1,185,002	$224,937	$–	$–

53        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Barclays Bank plc	$(984,389)	$418,129	$236,260	$330,000	$–
Citibank NA	(2,255,784)	1,712,730	–	360,000	(183,054)
Deutsche Bank AG	(40,507)	–	–	–	(40,507)
Goldman Sachs Bank USA	(1,113,307)	626,380	–	290,000	(196,927)
HSBC Bank USA NA	(212,680)	212,680	–	–	–
JPMorgan Chase Bank NA	(1,957,524)	1,895,198	62,326	–	–
Toronto Dominion Bank	(86,197)	–	–	–	(86,197)

	$(8,060,327)	$6,050,119	$523,523	$980,000	$(506,685)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund.

The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Swaps, at value	$410,461	Swaps, at value	$230,657
Interest rate contracts	Centrally cleared swaps, at value	655,507	Centrally cleared swaps, at value	750,261
Forward currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	5,404,885	Unrealized depreciation on foreign currency exchange contracts	7,099,513
Foreign exchange contracts			Options written, at value	730,157
Forward currency exchange contracts	Investments, at value	854,827*

Total		$7,325,680		$8,810,588

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

54        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments transactions in unaffiliated companies*	Swaption contracts written	Option contracts written
Equity contracts	$(58,000)	$—	$—
Forward currency exchange contracts	(163,390)	—	415,344
Interest rate contracts	(51,894)	111,983	—

Total	$(273,284)	$111,983	$415,344

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Equity contracts	$—	$—	$(58,000)
Forward currency exchange contracts	1,585,369	—	1,837,323
Interest rate contracts	—	374,982	435,071

Total	$1,585,369	$374,982	$2,214,394

*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written
Forward currency exchange contracts	$92,143	$(237,930)	$—
Interest rate contracts	—	—	(15,937)

Total	$92,143	$(237,930)	$(15,937)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Forward currency exchange contracts	$(2,571,601)	$—	$(2,717,388)
Interest rate contracts	—	(99,513)	(115,450)

Total	$(2,571,601)	$(99,513)	$(2,832,838)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

55        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended May 31, 2018		Year Ended May 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	5,762,810	$43,318,445	4,512,948	$32,921,817
Dividends and/or distributions reinvested	370,610	2,771,775	509,698	3,710,370
Redeemed	(4,358,316)	(32,398,537)	(5,592,546)	(39,724,501)

Net increase (decrease)	1,775,104	$13,691,683	(569,900)	$(3,092,314)

Class C
Sold	1,716,729	$12,870,446	1,044,106	$7,622,988
Dividends and/or distributions reinvested	113,131	846,592	108,222	786,433
Redeemed	(839,358)	(6,272,725)	(446,699)	(3,196,910)

Net increase	990,502	$7,444,313	705,629	$5,212,511

Class I
Sold	1,771,836	$13,319,343	731,974	$5,374,032
Dividends and/or distributions reinvested	103,975	780,106	61,924	446,990
Redeemed	(1,889,686)	(14,453,279)	(21,191)	(155,434)

Net increase (decrease)	(13,875)	$(353,830)	772,707	$5,665,588

Class R
Sold	325,225	$2,463,467	133,488	$956,361
Dividends and/or distributions reinvested	16,951	126,639	17,928	130,259
Redeemed	(198,289)	(1,480,523)	(93,458)	(675,581)

Net increase	143,887	$1,109,583	57,958	$411,039

Class Y
Sold	26,087,049	$195,579,129	7,540,177	$54,246,262
Dividends and/or distributions reinvested	927,066	6,937,468	173,587	1,259,012
Redeemed	(10,677,026)	(80,457,587)	(1,350,746)	(9,641,289)

Net increase	16,337,089	$122,059,010	6,363,018	$45,863,985

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$219,514,554	$90,137,084

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

56        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.70%
Next $500 million	0.65
Next $4 billion	0.60
Over $5 billion	0.58

The Fund’s effective management fee for the reporting period was 0.70% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

57        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
May 31, 2018	$72,455	$2,437	$7,876	$—

Waivers and Reimbursements of Expenses. The Manager has agreed to voluntarily waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding interest and fees from borrowings will not exceed 1.15% for Class A

58        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

9. Fees and Other Transactions with Affiliates (Continued)

shares, 2.00% for Class C shares, 0.85% for Class I shares, 1.50% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$69,533
Class C	7,029
Class I	2,518
Class R	999
Class Y	97,954

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$4,375
Class C	1,458
Class R	183
Class Y	8,591

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $4,828 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

59        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Emerging Markets Local Debt Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Emerging Markets Local Debt Fund (the “Fund”), including the statement of investments, as of May 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers and the transfer agent, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

July 25, 2018

60        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2018, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $453,446 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

61        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

62        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016) and Trustee (since 2010) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Director, Mutual Fund Directors Forum (since February 2018); Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Richard F. Grabish, Trustee (since 2010) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain

63        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Continued	Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Beverly L. Hamilton, Trustee (since 2010) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director of the Board (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present) of United Educators (insurance company); Trustee (since 2000) and Chair (2010-2017) of Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999- 2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; member, Women’s Investment Management Forum (professional organization) (since inception) and Trustee of Jennies School for Little Children (non-profit) (2011-2014). Oversees 56 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

64        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions in Denver and New York offices from 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 56 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, 16th Floor, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 107 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Baijal, Vandenhoeck, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Hemant Baijal, Vice President (since 2015) Year of Birth: 1962	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since July 2011); Co-Head of the Global Debt Team (since January 2015); Vice President of the Sub-Adviser (July 2011-January 2016). Co-founder, Partner and Portfolio Manager of Six Seasons Global Asset Management (January 2009-December 2010); Partner and Portfolio Manager of Aravali Partners, LLC (September 2006-December 2008); Partner and Portfolio Manager at Havell Capital Management, LLC (November 1996-August 2006). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

65        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Wim Vandenhoeck, Vice President (since 2016) Year of Birth: 1970	Vice President and Senior Portfolio Manager of the Sub-Adviser (since January 2018); Portfolio Manager of the Sub-Adviser (February 2015 - January 2018). Partner at APQ Partners LLP, London (2013-2015); Asset manager at GLG Partners LP, London, (2010-2013); Partner at Six Seasons Global Asset Management LLC, New York (2009-2010) Aravali Partners LLC, New York (2006-2008) and Havell Capital Management LLC, New York (1997-2006); Earlier in his career, he has held positions at Bank Brussels Lambert (1994-1997) and Paribas Bank (1992-1993). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 107 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998). An officer of 107 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 107 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

66        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

67        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

68        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

69        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

70        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

71        OPPENHEIMER EMERGING MARKETS LOCAL DEBT FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us

oppenheimerfunds.com

Call Us

800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008 © 2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1360.001.0518 July 25, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $47,900 in fiscal 2018 and $46,300 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2018 and $7,000 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $540 in fiscal 2018 and $1,290 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $709,285 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $1,056,686 in fiscal 2018 and $1,039,642 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Local Debt Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	7/20/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	7/20/2018